Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
Note 22 - Subsequent Events
On July 3, 2025, we conducted a public offering by issuing 50,000,000 shares at a subscription price of $2.05 per share for total gross proceeds of $102.5 million. The offering was completed and the proceeds were received in two settlements. On July 7, 2025, we completed the first settlement of 30,000,000 shares and subsequently on August 7, 2025, we completed the second and final settlement of the remaining 20,000,000 shares, and the Company's issued share capital was increased by 50,000,000 new common shares with a nominal value of $0.10 per share.
As we did not have sufficient authorized shares for the full amount of shares to be sold in the public offering, and to enable the second settlement of 20,000,000 shares, during August 2025, the Company's shareholders approved, following a Special General Meeting ("SGM") held on August 6, 2025, an increase in authorized share capital by 50,000,000 new common shares with a nominal value of $0.10 per share, increasing the authorized share capital from 315,000,000 shares to 365,000,000 shares.